Exhibit 13.2
PRINCIPAL FINANCIAL

OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350
In connection

with this

Annual Report

of Diana

Shipping Inc.

(the “Company”)

on Form

20-F for

the year
ended December 31, 2022 as filed with the Securities

and Exchange Commission (the “SEC”) on or about
the date hereof (the “Report”), I, Ioannis Zafirakis,

Chief Financial Officer of the Company, certify,

pursuant
to 18 U.S.C. Section 1350, as adopted pursuant to Section

906 of the Sarbanes-Oxley Act of 2002, that:
(1)

The

Report

fully

complies

with

the

requirements

of

Section

13(a)

or

15(d)

of

the

Securities
Exchange Act of 1934; and
(2) The

information

contained

in the

Report

fairly presents,

in all

material respects,

the financial
condition and results of operations of the Company.
A signed original

of this

written statement

has been

provided to

the Company

and will be

retained by

the
Company and furnished to the SEC or its staff

upon request.
Date: March 27, 2023
/s/ Ioannis Zafirakis
Ioannis Zafirakis
Chief Financial Officer (Principal Financial Officer)